SEMI-ANNUAL REPORT
                                DECEMBER 31, 1999

                                   (UNAUDITED)

                             [OAK VALUE FUND LOGO]


LETTER TO SHAREHOLDERS
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IF AT FIRST YOU DON'T SUCCEED, TRY HARD WORK

Given the returns, or rather lack thereof, that we posted for 1999, it is appropriate and proper that we begin by expressing our disappointment with that outcome. It is not our expectation to lose money for shareholders, and we know that in many cases, patience has been sorely tested. We think there are mitigating factors as well as the anticipation of better things to come in reward of your persistence. The fact remains however that we are disappointed and chagrined by 1999's results.

We take limited comfort from a rebounded fourth quarter return, which while below the broad market S&P 500's 14.9% posting, nevertheless helped make up a fair amount of previously lost ground. Some of the earlier damage to our portfolio values was reversed and a number of previously forlorn company prices improved appreciably from the lows of the third quarter. We aren't out of the woods yet, but the trail of breadcrumbs is visible.

In short, we had a good fourth quarter, but it wasn't enough to salvage a good year. We're perturbed by that, and want to let you know that we are working and thinking hard to make the best portfolio decisions we can. We know you expect better results, long term; we certainly do. (In fact, we'll provide further details below about exactly what we do expect, over what time horizon, and what we think is reasonable for you to expect from us. Also what we do not view as reasonable expectations.)

FOURTH QUARTER SUMMARY

During the fourth quarter rebound, Tiffany remained our shining star, followed by strength in Interpublic. Avon, Coke, Gillette, Disney and AFLAC made up some lost ground. Conversely, the prices of Progressive, Household, UAM, First Union and E. W. Scripps deteriorated further and Oakwood Homes remained an unmitigated disaster (it has been sold).

Of course, any particular three or twelve months isn't how we measure progress. We prefer to focus on and track the advancement of the value of the underlying businesses of portfolio companies, believing that when that occurs, value builds pari passu and returns generally follow. In that regard, we have looked hard at the portfolio companies and on that count, we remain comfortable - no, make that convinced - that the Fund's portfolio companies are improving their underlying businesses and represent attractive investment opportunities going forward.

                     4Q99 BEST AND WORST FIVE STOCK RETURNS
BAR CHART:

TIFFANY                       49
INTERPUBLIC                   40
AVON                          35
GILLETTE                      23
COCA COLA                     23
FIRST UNION                   -7
GTE                           -9
SCRIPPS                       -12
PROGRESSIVE                   -16
OAKWOOD                       -33

Don't get us wrong, we're happy to have the near term, late year performance improvement, if only as a beacon of hope to you as shareholders that the investment strategy we all believe in hasn't come completely unglued. But as we have indicated in the past, we could not have predicted any imminent improvement in stock prices in advance. Nonetheless, a strong fourth quarter has backed us all a step or so away from the precipice we collectively faced and we hope that a modicum of our credibility has been restored.

KNOW WHEN TO HOLD 'EM, KNOW WHEN TO FOLD `EM

We have primarily chosen - by active decision, not default - to continue to hold existing portfolio positions. Our sales activity has been moderate, though vigilant, even in the face of price weakness for many portfolio companies. In cases where we did not feel complete confidence that the underlying business would meet our expectations, we departed.


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                          4Q99 PORTFOLIO SALES ACTIVITY
                           (ELIMINATED POSITIONS ONLY)

POSITION            SUMMARY REASON FOR SALE

OAKWOOD HOMES       We had seen enough of the business and stock price
                    deterioration, coupled with a loss of confidence in company management.

CAMPBELL SOUP       Our hopes for domestic volume improvement and
                    international sales driving revenue growth did not materialize; we exercised our preference for superior deployment of capital elsewhere.

FIRST UNION         The relatively short-term improvement expected in this
                    "special situation" did not materialize; position used as a source of cash for the Fund.

A. H. BELO          We have a preference for the superior capital allocation
                    strategies and prospective business mix of the other media companies we own (Washington Post and E. W. Scripps), and thus sold Belo.

NEW FACES

In the purchase area we added three new names in the fourth quarter. We instituted a small position in VALASSIS COMMUNICATIONS, a sort of new name, since we previously owned the stock in 1993-94. We owned Valassis briefly at that time and sold based on valuation, but we have followed the company for years and like the business and the management. This little known entity behind a product we've all seen (color coupon advertisements inserted in newspapers) is a cash generating machine that recently came down in price enough for us to re-enter with a small position.

We also instituted our first positions in the telecommunications area, purchasing small positions for the Oak Value Fund in both AT&T and GTE. Demand for a variety of telecom services is increasing at a very attractive pace, a trend expected to continue for a number of years. We believe these two well-known (but less well understood) companies are poised for margin-expanding transformation as they grow themselves from the long distance and local phone businesses they have been to the modern telecommunications giants they will be. Our attraction to both companies is essentially that after their respective pending mergers, they plan to operate an evolved business model (see box below).

Both AT&T, poised to merge with MediaOne, and GTE, ditto with Bell Atlantic, are attractive to us for their realistic business plans to sell a broader array of services than ever before to both existing and new customers, escalating both revenues and profit margins. AT&T has purchased their way into the cable business; that is their beachhead into broadband. They also have an attractive national footprint in cell phone service, and business data traffic. The merged Bell Atlantic/ GTE, recently granted regulatory approval to offer long

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WHY TELECOMMUNICATIONS? (TECHNOLOGY LITE)

Telecommunications has been impacted by the advent of new technologies, including the Internet. It currently represents an evolved business model - expanded revenue opportunities that simply did not exist in the past - courtesy of technological advances. But it is offered in a business we believe we understand, where established brand name and customer relationships should matter, where scale requirements present something of an obstacle to ruthless competition from as yet unknown competitors, which does not come to us at a nose-bleed valuation that has discounted not only all the good news but also some outright fantasy. We like to call it the thinking man's technology play - at a value price.

We think one key to succeeding in the evolving telecom landscape will be the ability of a provider that is trusted by customers to deliver a wide range of services. GTE and AT&T fit that bill in our view. These services have heretofore been delivered separately by various providers (cable TV, local telephone company, internet service provider, long distance company, cell phone company), but will be newly offered through a money-saving "bundled" package of a combination of these services to a variety of customer types at attractive prices.
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distance voice and high-speed data to both businesses and consumers in New York, will similarly offer a package of services to customers, for instance using DSL technology for high speed Internet. (Note: We purchased GTE for the Fund in anticipation of the merger being completed, as a slightly cheaper way to ultimately own the combined company, versus a direct purchase of Bell Atlantic).

1999 SUMMARY

Calendar 1999 contributions to the under-performance of our portfolio holdings came in several flavors.

1. Rising interest rates, and their dampening effect on financial stocks. As you can see, the Fund owns lots of financials.

2. A cyclical downtrend in property casualty insurance. The Fund owns lots of those too.


                        DISTRIBUTION BY BUSINESS CATEGORY

PIE CHART:
CASH         1%
RETAIL       9%
DIVERSIFIED 11%
MEDIA       17%
FINANCE     24%
ADVERTISING  6%
CONSUMER    15%
INSURANCE   14%
TELECOM      3%


3. Weakness in our consumer companies, some company specific, some related to the earnings drag of a three year adverse trend in the U. S. dollar.

4. In the clarity of hindsight, one stock selection on our part that conspicuously did not work out - Oakwood Homes. It was a painful lesson, but it is now behind us.

Adding insult to injury in terms of comparing our results to a rising market,

5. Lack of technology stock exposure hurt, as that sector continued its rapid ascent.

THERE IS IN THE WORST OF FORTUNE, THE BEST OF CHANCES FOR A HAPPY CHANGE. EURIPIDES

So what are we doing about this turn of events? Little that you haven't heard before. We sold the four positions reported above. We performed some trimming activity of existing positions on a tactical basis, to adjust weightings and raise cash for redemptions. As for lacking technology stocks, our thoughts are well documented, in our third quarter comments (mailed separately to shareholders with the most recent prospectus and available on our website), in a Morningstartm Q&A session we participated in (also available on our website at WWW.OAKVALUEFUND.COM, or call for reprints) and again some more below. The Reader's Digest version is this: we're looking carefully at the technology area for business models, new or evolving, that fit our criteria, including the one about attractive price. We are resolved not to capitulate to irrational pricing no matter how many twenty-something speculators make a hillion jillion dollars in those stocks. It's just not our style.

That is because, in the majority of cases in the Fund's portfolio, not to sound like a broken record here (does that phrase mean anything anymore in the age of the compact disc?), we still like the selections that have come out of our style, their short term price disappointments and challenges notwithstanding. We believe the business fundamentals are intact, the stocks are worth more than they are currently being afforded in the market and we will continue to monitor their business progress for the improvement we feel is likely. Not surprisingly, we said much the same three months ago. We struggle with seeking new or more articulate things to say on this issue, but we find ourselves tilling familiar soil.

We think long term, and look at the progress of the businesses we own through that prism. By and large, the companies purchased on your behalf are experiencing significant momentum in growing their businesses and building their future franchise strengths. Those that ultimately fail this litmus test will depart from the portfolio, as evidenced in the recent sales activity. But in many cases in the portfolio, the progress in the underlying business is substantial, and the gulf between market price and economic (or intrinsic) value is extreme in its disparity (and in certain cases greater than it was when we said much this same thing three months ago). We continue to own these businesses because we



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believe that the gap will ultimately be closed by price moving up to meet value, not vice-versa.

BENJAMIN GRAHAM AND WARREN BUFFETT ASSAULTED. FILM AT ELEVEN.

As you might imagine, we've gotten an earful over the last year or so from a goodly percentage of our shareholder base. If it included only the apparent legion of recently minted "professional" investors who own one or two big winning stocks (or perhaps momentum funds) and have thus recently put our returns to shame, we wouldn't worry too much. We recognize that what we do is not for everyone, even those who appear to understand when times are good but find they really don't understand or care about philosophy, or prudence, or margin of safety when times get a bit tough or when the siren song of "easy money" calls.

But the odd juxtaposition of many, many stories of millions of apparently risk-free dollars being made by even average Joes on the one hand, and the seeming fall from grace of even Mr. Buffett and Berkshire Hathaway on the other is seemingly unsettling to all. If the "pope" of value investing can be declared fallible, even the committed and clergy are apparently shaken.

We are in the midst of an age when Internet millionaires are created by the gross. When poets and artists are convinced they should follow their own investment counsel and patronizingly commiserate in our misfortune. When the returns of companies that lose money far and away outpace those that earn profits. When David Bowie raises millions by selling his future royalties in the form of bonds and reinvests the proceeds in an Internet bank (yes, the singer, Ziggy Stardust himself - we couldn't make this stuff up). When people who came aboard with us years ago indicating they wanted 10-12% a year are now disappointed enough to dismiss us for annualized results that are substantially in excess of that goal. When the market value of six (Times-Mirror, Gannett, Tribune, New York Times, Washington Post, and Knight-Ridder) publicly-traded newspaper companies - combined - was recently two-thirds that of Yahoo's. Risk is in; margin of safety is out. These MAY well all be logical outcomes, but they strike us indicative of an investment climate more financially prurient than it is prudent.

In such a setting, perhaps even our longtime shareholders may be tempted to question the faith as they read our umpteenth discussion of the value philosophy and the fundamental details of the underlying businesses we know so well. Perhaps even the previously committed may be wondering if our approach is either quaint, passe or "fine for that doddering old fool Warren Buffett and maybe Grandma," but much too tame for the likes of the new intelligentsia. There's gold in them thar hills after all.

HOLY GREAT EXPECTATIONS, BATMAN!

Before concluding that we, and you, by virtue of your association as our shareholders, are the investing equivalent of that legendary scrawny guy getting sand kicked in our collective faces at the beach, we have a few thoughts (then we'll shut up, we promise).

u OWNERSHIP OF TECHNOLOGY STOCKS

To some extent, wea culpa. Yes, we could have owned some of those large-gaining stocks. Nothing restricted us from doing so. In hindsight and in a limited number of cases, we arguably might have invested, even within our value discipline. As we detailed in last quarter's comments, we know what technology means to the economy and what the stocks are currently doing. You should not conclude from the lack of technology names in our portfolio that we have not looked for superior business models, reasonably priced, in this area.

Yet in this regard as well we echo Mr. Buffett in that we will trade the size of a payoff for its likelihood, and above all avoid doing "dumb things." We will tread carefully, and subject all investment ideas to our familiar crucible of GOOD BUSINESSES, with GOOD MANAGEMENT, at ATTRACTIVE PRICES. All three matter. While many investors have accepted as a foregone conclusion that technology is the only area that matters for a successful investing future, we remain skeptical about the efficacy of that conclusion.

So with an open mind, but feeling somewhat like the proverbial minister in the cathouse, we have sifted selected technology industries and businesses through our exacting research process, visited with many of them, and read a shelf full of worthwhile evolving business strategy books, all in search of new business models and VALUES that fit our investment criteria. Our collective long term experience tells us that superior businesses are difficult to find. We expect our experience in the technology sector to parallel others, in which we evaluate and visit with many "frogs" before we find the princes.

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We are on guard against the German proverb that "an old error is always more popular than a new truth" in examining the "new paradigm" ostensibly created by technology and the Internet. But technology businesses (not a monolith by the way, though glibly referred to as such) are like any other in that they are subject to competition, and must ultimately provide a cash return on invested capital to be successful. Our charge is to be sure that any forays we make in this area provide a


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                                 THE BIG PICTURE

Surprising no one we're sure, we happen to agree with Mr. Buffett's calculus in a recent Fortune article. All investors really should read it, and just to prove we're not technophobic rubes, you can get on the Internet (for a fee paid to Northern Light) a copy of the Fortune article on Warren Buffett's analysis of inflated expectations at: http://library.northernlight.com/ PN19991109040000127.html?cb=13&sc=0#doc, or you can check out the hard copy for free at the library, in the November 22, 1999 issue. The article discusses the level of inflated investor expectations for returns from the overall stock market prospectively.

We will echo Buffett's sentiment that this in no way should be interpreted as a stock market prediction, or opinion on "the level of the market." We don't think in those terms and never will. Nonetheless, it seems prudent to allow that conditions going forward are less likely to be as favorable as those that have helped achieve the returns of the last two decades. While we view the threat of an ill wind on a macro-market basis with appropriate respect, we take comfort from our thesis that such an environment would ultimately favor the stock picker versus the index funds or sector theme players.
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return on (and first a return of) your invested capital. It seems to us that we've now officially said more than enough on the topic of technology in our communications. You know where we stand. The next noise we make in this regard should be a vote with dollars. Someday.

u REASONABLE RETURN EXPECTATIONS

The Fund's long term track record has compounded capital at a rate that we believe most people would be quite happy with, at least in the days before one could begin an investment career at breakfast, be rich by lunch time and retire before dinner. We're happy for the long term returns, but truth be told, they remain in excess of that which we believe is sustainable over the very long term (20+ years). We believe both our skill and a supportive environment for equity investors have contributed to that outcome. We're proud of and happy for the long-term results, while admittedly less than satisfied with short-term returns. But we realistically shoot for 12-15% a year over the very long term. Anything else is attributable to good fortune and should be deemed "gravy". If that makes us stodgy, so be it. It's the truth.

In investment returns as in weight lifting, especially lately, it's the "BIG NUMBERS!" that foster the oohs, aahs, and envious silences. NASDAQ aberration (85% in 1999 - see feature on the last page) and late year comeback for us aside, we still look weak of late versus the big numbers posted by the S&P 500. We take this seriously, since the S&P is not only an investable alternative, but also represents the passive investing approach recommended by Messrs. Graham and Buffett for those who don't care to perform the thorough analysis necessary for prudent individual stock selection.

So we take our recent shortfall seriously, but we don't obsess over it. To do so would transmogrify our primary aim from this, our general common sense goal:

u to earn good returns for shareholders over time, by PRUDENTLY deploying capital in situations where we have adequately assessed and balanced both the opportunity for gain and the possibility of loss to this, a specific portfolio objective

u to beat the S&P 500 Index, whatever that requires, up to and including the moral bankruptcy associated with abandoning everything we know and have espoused to our shareholders about independent thinking, diligent company research, and allocating capital with one eye on a margin of safety for that capital. Not that we have an opinion.

u  INTELLIGENT INVESTORS WANTED

As you might guess, we aren't ready to capitulate on our investment principles. Index returns or no index returns, and Internet or no Internet. We're not knocking anyone's ability to do things differently or to take a different tack. In fact, an investor with perfect foresight might logically select and substantially overweight his portfolio toward the superior investment alternative, as he or she sees it on a prospective basis, in order to



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maximize his or her investment return. While we are dubious about the likelihood of its existence, those who maintain such a superior level of proprietary knowledge should act on it, and be rewarded in a fashion commensurate with the level of achievement implied by such singular wisdom.

Whether our future investment results will "keep up with the Joneses", as represented by either broad market averages or other available investment alternatives, has become an uncertain proposition. Until what we perceive as the seeming triumph of irrationality over prudence, of greed trouncing fear as the investment zeitgeist, we would have believed we would beat broad market averages over a reasonable time frame. We are less certain in the prevailing environment of how long "reasonable" is.

What we can say with almost total certainty is that five years hence there will be some category or class of investments that has posted results superior to ours. We do not view it as our charge from shareholders to try to identify what will be the most popular or most lucrative investment trend or fad and to flit from one strategy to the next like a dog chasing butterflies. For our part, we will continue to implement an investment philosophy based on the teachings of Ben Graham and Warren Buffett - invest in GOOD BUSINESSES with GOOD MANAGEMENT for the long term, through the purchase in the public markets of pieces of those businesses, at ATTRACTIVE PRICES. Charlie Munger is known to put it more succinctly, "Our job is to find a few intelligent things to do, not to keep up with every damn thing in the world."

Having informed shareholders who have consistent objectives with ours is as important to us as finding the right investments. It affords us the ability to think about the right things and not to waste any time at all thinking about the wrong things. Generally, we look to attract shareholders as partners who find a kindred spirit in our logical, rational approach to prudently deploying long-term investment capital. Those who will likely find a pleasurable experience as shareholders are those who know and understand what we do and how we think, and who buy into why we believe it is a logical way to invest money.


/s/David R. Carr, Jr.
David R. Carr, Jr.
Co-Manager


/s/George W. Brumley, III
George W. Brumley, III
Co-Manager


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                    INVESTMENT TRACK RECORDS AND TIME HORIZON

The focus of investor attention and shareholder ire remains predominantly on relatively short time horizons, with a calendar year having somehow worked its way into the position of graybeard in a CNBC-obsessed, instant gratification glorifying, "everyone should be day-trading" investment landscape. Even if a calendar year were our investing time horizon (it isn't), we submit that the news of the death of value investing has been greatly exaggerated. As a Tweedy Browne study and Buffett's own "Superinvestors of Graham-and-Doddsville" both detail, there is a well-known propensity of even very good managers, who have vastly outpaced passive indices in terms of wealth creation, to trail the overall market 30-40% of the time measured in annual time periods. Please read that sentence again; it's important. It says that, on a historical basis, many investors who are considered to be successful and who have created real wealth over and above that available from investing in a passive index, have trailed that very same index during at least one-third of the individual calendar years. Value investing may appear a pretty lean horse on various occasions, but investing is a long race.

In short, even good managers' returns are volatile in the short term, much as stock prices are. We've clearly had our share of companies in the portfolio whose stock prices have disappointed, on occasion for a period longer than we would have liked. When the same management, executing a consistent business strategy, working through short term challenges in a business where the underlying fundamentals are in place, we are typically patient because we believe that patience will be rewarded. We submit for your approval (thank you Rod Serling) that those who understand our philosophy should be willing to practice the same discipline when evaluating us that we practice ourselves when deciding what to do in the case of a company whose stock price hasn't performed as hoped in the near term.
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A NOTE ON "BENCH" MARKING
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Mr. Buffett has been known to refer to items like this as "spinach time." If you have never thought, "boy, I'm running out and chasing down that 85+% NASDAQ return" and/or already implicitly believe in what we do and how we do it and/or do not enjoy dissecting benchmark stock index minutiae, feel free to skip this part. For the curious, here come the veggies.

Looking at 1999's relative investment results, many shareholders are giving us some version of "explain yourselves, or at least why your style remains relevant." For example, you may notice the rather substantial gap between our mildly negative 1999 results and the NASDAQ Index's 85+% posting for the year. We'll focus on the NASDAQ as a microcosm in addressing the market relative shortfall. Several of our points below apply equally to the S&P 500 and also to that other more amorphous benchmark to which we are apparently being compared. We refer here to the vague yet discernible inference we've gotten from shareholders. We call it the "everyone else is becoming an overnight millionaire and your stocks are going down - are you stupid? Index." Catchy, isn't it?

Like that guy in every gym who crows about his 400-pound bench press, the NASDAQ currently towers over all as cock of the investment walk. Let's take a closer look and see if this steroidal return has further explanations?

Concentration - NASDAQ was largely powered by outsized if not gigantic gains in the four or five companies - Microsoft, Qualcomm, Intel, Cisco, Oracle (all technology) - that are basically the only ones that matter when calculating returns for this benchmark. The companies have our admiration and its shareholders our envy. But at the prices they generally sell for, and in the huge proportions of a portfolio they would have to make up to generate NASDAQ-like results (the "Fab Five" above represent ONE THIRD of the NASDAQ 100 Index and a similarly large proportion of the S&P 500), we simply have had to pass. They have been too rich for our blood as prudent investors of your money.

A Stockbroker's Dream - The Wall Street Journal reported in November that there were 4,694 stocks in the index. Owning all of them seems a bit unwieldy as a strategy to match 1999's staggering results.

Which Stocks? - Random (or thoughtful even) selection of companies in hopes of achieving NASDAQ-ish results with fewer stocks could have been possible in 1999. For any hope of matching returns, five of them better be the suspects listed above, regardless of your investment opinion on the companies. As for the others, about as many NASDAQ stocks had negative 1999 results as positive. Welcome to the stock-picking club.

No Indexing - You simply can't get that 85+% by "buying" the NASDAQ, like you can the S&P 500 via Vanguard or others. Not even the derivatives market works; NASDAQ top 100 yes, all of NASDAQ, no. Vanguard does have a total market index fund, but since nothing touched NASDAQ's 1999 results, adding anything else would only reduce returns.

IPO Envy - Even if you could own all those thousands of stocks, you still wouldn't likely match the NASDAQ Index return. Unless you are a regular and large consumer of initial public offerings (IPOs) from a number of different brokerage houses, don't count on having received Red Hat, VA Linnux or other "hot issues" at the offering price, so the NASDAQ gets to count a couple of anecdotes of several thousand percent worth of (fluff) return, actually available to a select few, but you don't.

Remember our big bench press guy from earlier? There are lots of extenuating factors in the gym, such as body type, arm length, age, weight, etc. that could in fact make one person's lower gross poundage moved a more impressive feat than "the bigger number." Nobody really focuses on subtler issues though, when the question is "How much do you bench?" No details, no excuses, just tell us the number. Similarly we realize that finer points are no more likely to matter at the proverbial cocktail party than they are at the gym. Sadly, faced with such details, many people opt for some version of, "don't confuse me with the facts."

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DISCLOSURES:

Where shown or quoted, recent company returns (for example calendar quarter or trailing twelve months) are stock price changes only, and reflect neither dividends nor any fees associated with an investment in the Oak Value Fund. This commentary seeks to describe our current views of the market and to highlight selected activity in the Oak Value Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security. Displays detailing a summary of holdings (e.g., best and worst stocks, business category distribution, etc.) are based on the Oak Value Fund's holdings on December 31, 1999 or held during the fourth quarter of 1999.

We do not attempt to address specifically how individual shareholder accounts have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and our recommendations over the last year is available on request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. References to securities purchased or held are only as of the date of this letter to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This letter to shareholders may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent six-month period, we use this perspective only because it reflects convenience and industry convention. The Oak Value Fund does not subscribe to the notion that six-month calendar periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Oak Value Fund and the investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the portfolio commentary should be construed as a forecast of overall market movements, either in the short or long term.



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OAK VALUE FUND
PERFORMANCE INFORMATION
================================================================================

LINE CHART:
           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
             IN THE OAK VALUE FUND AND STANDARD & POOR'S 500 INDEX


OAK VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999

1 YEAR        5 YEARS        SINCE INCEPTION*
-3.12%        21.40%         18.05%

         Oak Value Fund       S&P 500 Index
1/93     10000                10000
         10350                10350
6/93     10360                10401
         11440                10669
12/93    12205                10917
         11615                10503
6/94     11818                10547
         12470                11062
12/94    12021                11061
         13158                12138
6/95     13333                13296
         14711                14353
12/95    15487                15217
         16632                16034
6/96     17205                16753
         18483                17272
12/96    19976                18711
         20044                19213
6/97     24019                22568
         25812                24257
12/97    27507                24954
         31255                28435
6/98     32319                29374
         26295                26452
12/98    32713                32085
         33204                33685
6/99     34516                36062
         28874                33806
12/99    31691                38837

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


                         NON-STANDARDIZED TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE
                     CALENDAR   CALENDAR    CALENDAR   CALENDAR    CALENDAR   CALENDAR   CALENDAR   INCEPTION*
                       1993*      1994        1995       1996        1997       1998       1999  (AS OF 12/31/99)
-----------------------------------------------------------------------------------------------------------------
  Oak Value Fund      22.04%      -1.54%      28.89%    28.99%      37.70%     18.93%     -3.12%     216.91%
  S&P 500 Index        9.60%       1.32%      37.58%    22.96%      33.36%     28.58%     21.04%     288.37%

                          AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
                                                                                                      SINCE
                                         SIX MONTHS(A)     ONE YEAR   THREE YEARS   FIVE YEARS   INCEPTION*
-----------------------------------------------------------------------------------------------------------
   Oak Value Fund                               -8.18%       -3.12%        16.63%       21.40%       18.05%
   S&P 500 Index                                 7.69%       21.04%        27.56%       28.56%       21.55%

* Inception date of the Oak Value Fund was January 18, 1993.
(A) Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999 (UNAUDITED)
============================================================================================================
ASSETS
Investment securities at market value (Note 1) (acquisition cost of $352,857,656)              $ 390,504,443
Cash                                                                                               1,798,235
Receivable for securities sold                                                                     2,834,586
Receivable for capital shares sold                                                                    73,120
Dividends receivable                                                                                 520,704
Interest receivable                                                                                   20,301
Other assets                                                                                          67,158
                                                                                               -------------
     TOTAL ASSETS                                                                                395,818,547
                                                                                               -------------

LIABILITIES
Payable for securities purchased                                                                   1,221,809
Payable for capital shares redeemed                                                                  230,874
Payable to affiliates (Note 3)                                                                       345,596
Other accrued expenses and liabilities                                                                14,893
                                                                                               -------------
     TOTAL LIABILITIES                                                                             1,813,172
                                                                                               -------------

NET ASSETS                                                                                     $ 394,005,375
                                                                                               =============


Net assets consist of:
Paid-in capital                                                                                $ 358,625,063
Accumulated net investment loss                                                                         (362)
Accumulated net realized gains from security transactions                                         (2,266,113)
Net unrealized appreciation on investments                                                        37,646,787
                                                                                               -------------
Net assets                                                                                     $ 394,005,375
                                                                                               =============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                      15,437,852
                                                                                               =============

Net asset value, offering price and redemption price per share (Note 1)                        $       25.52
                                                                                               =============


See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
============================================================================================================
INVESTMENT INCOME
   Dividends                                                                                   $   3,143,601
   Interest                                                                                          409,745
                                                                                               -------------
     TOTAL INVESTMENT INCOME                                                                       3,553,346
                                                                                               -------------

EXPENSES
   Investment advisory fees (Note 3)                                                               2,243,069
   Administrative services fees (Note 3)                                                             192,181
   Registration fees                                                                                  38,245
   Transfer agent fees (Note 3)                                                                       65,413
   Postage and supplies                                                                               36,553
   Fund accounting fees (Note 3)                                                                      35,034
   Trustees' fees and expenses                                                                        34,086
   Professional fees                                                                                  60,932
   Custodian fees                                                                                     25,028
   Reports to shareholders                                                                             8,856
   Insurance expense                                                                                   7,843
                                                                                               -------------
     TOTAL EXPENSES                                                                                2,747,240
                                                                                               -------------

NET INVESTMENT INCOME                                                                                806,106
                                                                                               -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                                                     198,991
   Net change in unrealized appreciation/depreciation on investments                             (53,976,320)
                                                                                               -------------

NET REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS                                          (53,777,329)
                                                                                               -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                                     $ (52,971,223)
                                                                                               =============



See accompanying notes to financial statements.


OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 1999 AND JUNE 30, 1999
============================================================================================================
                                                                               SIX MONTHS           YEAR
                                                                                  ENDED             ENDED
                                                                              DECEMBER 31,        JUNE 30,
                                                                                  1999              1999
                                                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                     $     806,106     $   1,443,100
   Net realized gains from investment transactions                                 198,991        18,511,197
   Net change in unrealized appreciation/depreciation on investments           (53,976,320)       23,144,708
                                                                             -------------     -------------

Net increase/decrease in net assets from operations                            (52,971,223)       43,099,005
                                                                             -------------     -------------


DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                     (806,468)       (1,463,037)
   From net realized gains from security transactions                           (1,710,155)      (17,498,045)
   In excess of net realized gains                                                      --          (754,949)
                                                                             -------------     -------------

Decrease in net assets from distributions to shareholders                       (2,516,623)      (19,716,031)
                                                                             -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                    70,259,003       485,772,850
   Net asset value of shares issued in reinvestment of distributions
       to shareholders                                                           2,449,201        18,577,671
   Payments for shares redeemed                                               (247,987,638)     (336,863,855)
                                                                             -------------     -------------

Net increase/decrease in net assets from capital share transactions           (175,279,434)      167,486,666
                                                                             -------------     -------------


NET INCREASE/DECREASE IN NET ASSETS                                           (230,767,280)      190,869,640

NET ASSETS:
   Beginning of period                                                         624,772,655       433,903,015
                                                                             -------------     -------------
   End of period                                                             $ 394,005,375     $ 624,772,655
                                                                             =============     =============

UNDISTRIBUTED NET INVESTMENT INCOME/LOSS                                     $        (362)    $          --
                                                                             =============     =============

SUMMARY OF CAPITAL SHARE ACTIVITY:
   Shares sold                                                                   2,739,504        18,644,142
   Shares issued in reinvestment of distributions to shareholders                   96,037           667,046
   Shares redeemed                                                              (9,739,824)      (13,015,998)
                                                                             -------------     -------------
   Net increase/decrease in shares outstanding                                  (6,904,283)        6,295,190
   Shares outstanding, beginning of period                                      22,342,135        16,046,945
                                                                             -------------     -------------
   Shares outstanding, end of period                                            15,437,852        22,342,135
                                                                             =============     =============



See accompanying notes to financial statements.

                                       12

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================================================================================
                                          SIX MONTHS       YEAR       YEAR       YEAR       YEAR  TEN MONTHS         YEAR
                                               ENDED      ENDED      ENDED      ENDED      ENDED       ENDED        ENDED
                                        DECEMBER 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,    JUNE 30,     AUG. 31,
                                                1999       1999       1998       1997       1996      1995(A)        1994
                                          (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
Net asset value beginning of period          $ 27.96    $ 27.04    $ 20.63    $ 15.62    $ 12.19     $ 12.50      $ 10.96
                                             -------    -------    -------    -------    -------     -------      -------

Income from investment operations:
   Net investment income (loss)                 0.05       0.07       0.05      (0.02)     (0.04)      (0.05)       (0.02)
   Net realized and unrealized gains
     (losses) on investments                   (2.34)      1.76       6.98       6.06       3.57        0.55         1.78
                                             -------    -------    -------    -------    -------     -------      -------
Total from investment operations               (2.29)      1.83       7.03       6.04       3.53        0.50         1.76
                                             -------    -------    -------    -------    -------     -------      -------

Less distributions:
   From net investment income                  (0.05)     (0.07)     (0.05)        --         --         --            --
   From net realized gains from
     security transactions                     (0.10)     (0.81)     (0.44)     (1.03)     (0.10)     (0.81)        (0.22)
   In excess of net realized gains                --      (0.03)     (0.13)        --         --         --            --
                                             -------    -------    -------    -------    -------     -------      -------
Total Distributions                            (0.15)     (0.91)     (0.62)     (1.03)     (0.10)     (0.81)        (0.22)
                                             -------    -------    -------    -------    -------     -------      -------

Net asset value at end of period             $ 25.52    $ 27.96    $ 27.04    $ 20.63    $ 15.62     $ 12.19      $ 12.50
                                             =======    =======    =======    =======    =======     =======      =======

Total Return                                  (8.18%)(d)  6.80%     34.56%     39.60%     29.04%       5.78%(c)    16.07%
                                             =======    =======    =======    =======    =======     =======      =======

Net Assets at end of period (000's)          $394,005   $624,773   $433,903   $ 82,661    $ 22,066   $10,250      $ 8,769
                                             ========   ========   ========   ========    ========   =======      =======

Ratio of expenses to average
   net assets(b)                                1.10%(c)   1.10%      1.22%      1.59%       1.90%      1.89%(c)    1.89%

Ratio of net investment income (loss)
   to average net assets                        0.32%(c)   0.27%      0.41%     (0.16%)     (0.43%)    (0.53%)(c)  (0.58%)

Portfolio turnover rate                            4%        38%        15%        22%         58%       103%(c)      91%

(a) Effective July 1, 1995, the Fund was reorganized and changed its fiscal year end from August 31 to June 30.

(b) Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average net assets would have been 2.15%, 2.38(c) and 2.80% for the periods ended June 30, 1996, June 30, 1995 and August 31, 1994, respectively.

(c)  Annualized.

(d)  Not annualized.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999 (UNAUDITED)
============================================================================================================
                                                                                                      MARKET
     SHARES      COMMON STOCKS -- 99.1%                                                                VALUE
------------------------------------------------------------------------------------------------------------
                 ADVERTISING -- 6.1%
        397,325  Interpublic Group Companies, Inc.                                             $  22,920,686
         29,375  Valassis Communications, Inc. (a)                                                 1,241,094
                                                                                               -------------
                                                                                                  24,161,780
                                                                                               -------------

                 BEVERAGE -- 5.2%
        351,600  Coca-Cola Company                                                                20,480,700
                                                                                               -------------

                 CONGLOMERATE -- 10.6%
            243  Berkshire Hathaway, Inc., Class A(a)                                             13,632,300
         15,294  Berkshire Hathaway, Inc., Class B(a)                                             27,988,020
                                                                                               -------------
                                                                                                  41,620,320
                                                                                               -------------

                 ENTERTAINMENT -- 5.2%
        699,878  The Walt Disney Company                                                          20,471,432
                                                                                               -------------

                 FINANCE - CONSUMER LOANS -- 5.3%
        556,375  Household International, Inc.                                                    20,724,969
                                                                                               -------------

                 INFORMATION SERVICES -- 5.5%
        730,100  Dun & Bradstreet Corporation                                                     21,537,950
                                                                                               -------------

                 INSURANCE - ACCIDENT & HEALTH -- 4.6%
        387,400  AFLAC, Inc.                                                                      18,280,438
                                                                                               -------------

                 INSURANCE - FINANCIAL GUARANTEE -- 6.5%
        490,850  Ambac Financial Group, Inc.                                                      25,616,234
                                                                                               -------------

                 INSURANCE - PROPERTY & CASUALTY -- 9.3%
        215,000  The Chubb Corporation                                                            12,107,188
        212,990  Progressive Corporation                                                          15,574,893
        269,000  RLI Corporation                                                                   9,146,000
                                                                                               -------------
                                                                                                  36,828,081
                                                                                               -------------

                 INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 6.1%
      1,286,550  United Asset Management Corporation                                              23,881,584
                                                                                               -------------

                 MEDIA -- 12.4%
        568,235  Scripps (E.W.) Company                                                           25,464,030
         42,040  Washington Post Company - Class B                                                23,368,985
                                                                                               -------------
                                                                                                  48,833,015
                                                                                               -------------

                                       14

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
============================================================================================================
                                                                                                      MARKET
     SHARES      COMMON STOCKS -- 99.1% (CONTINUED)                                                    VALUE
------------------------------------------------------------------------------------------------------------
                 PERSONAL CARE/COSMETICS -- 10.1%
        593,200  Avon Products, Inc.                                                           $  19,575,600
        491,345  Gillette Company                                                                 20,237,272
                                                                                               -------------
                                                                                                  39,812,872
                                                                                               -------------

                 RETAIL (8.8%)
        388,695  Tiffany & Company                                                                34,691,029
                                                                                               -------------

                 TELEPHONE - INTEGRATED (3.4%)
        151,000  AT&T Corporation                                                                  7,663,250
         83,625  GTE Corporation                                                                   5,900,789
                                                                                               -------------
                                                                                                  13,564,039
                                                                                               -------------

                 TOTAL COMMON STOCKS (COST $352,857,656)                                       $ 390,504,443
                                                                                               -------------

                 TOTAL INVESTMENTS (COST $352,857,656)-- 99.1%                                 $ 390,504,443

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.9%                                      3,500,932
                                                                                               -------------

                 NET ASSETS -- 100.0%                                                          $ 394,005,375
                                                                                               =============



(a) Non-income producing security.

See accompanying notes to financial statements.


                                       15

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (UNAUDITED)
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market value. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid semi-annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of December 31, 1999:


--------------------------------------------------------------------------------
Gross unrealized appreciation                                     $  64,454,076
Gross unrealized depreciation                                       (27,562,238)
                                                                  -------------
Net unrealized appreciation                                       $  36,891,838
                                                                  =============
Federal income tax cost                                           $ 353,612,605
                                                                  =============
--------------------------------------------------------------------------------

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2. INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $20,765,226 and $157,375,578 respectively, for the six months ended December 31, 1999.

3. TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Trust are also officers of Oak Value Capital Management, Inc. (the Adviser) or BISYS Fund Services Ohio, Inc. (BISYS). Effective November 22, 1999, BISYS assumed the duties as administrator, transfer agent and accounting services agent for the Trust from Countrywide Fund Services, Inc. In addition, effective November 22, 1999, The Bank of New York assumed the duties as custodian from Firstar Bank, N.A.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement with the Trust, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. BISYS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agency Agreement with the Trust, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BISYS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays BISYS out-of-pocket expenses including, but not limited to, postage and supplies.

FUND ACCOUNTING AGREEMENT
Under the terms of the Fund Accounting Agreement with the Trust, BISYS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by BISYS in obtaining valuations for the Fund's portfolio securities.

OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Rd.
Columbus, OH 43219

INDEPENDENT AUDITORS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio  45202

CUSTODIAN
The Bank of New York
100 Church St.
New York, NY 10286

BOARD OF TRUSTEES
George W. Brumley, III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley, III, President
David R. Carr, Jr., Vice President
Georgette Horton, Vice President
Frank M. Deutchki, Treasurer
Paige C. Hodgin, Secretary


This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.